Amendment to Stock Purchase Agreement


         Effective June 1, 2000, the stock purchase agreement, dated as of March 10, 2000 (the "Stock Purchase Agreement") between Intellicall, Inc. ("Seller") and Gotthardfin Limited ("Purchaser") is amended to read as follows:

         Further Agreements

         Paragraph 5(c) of the Stock Purchase Agreement is deleted in its entirety and replaced by the following:

         (c) Upon an offer from a third party to purchase the ILD shares, the Purchaser grants the Seller the right of first refusal to match the offer presented by the third party within 24 hours of receipt of such offer.

         EXECUTED as of the date first set forth above.

                                   GOTTHARDFIN LIMITED

                                   By:  /s/ Fabio Testori
                                        ---------------------------------------
                                            Fabio Testori
                                            Authorized Officer

                                   By:  /s/ Gabriele Zanetti
                                        ---------------------------------------
                                            Gabriele Zanietti
                                            Authorized Officer

                                   INTELLICALL, INC.

                                   By:  /s/ R. Phillip Boyd
                                        ---------------------------------------
                                            R. Phillip Boyd
                                            CFO